Exhibit 10.11.6

Tue 2/18/2014 6:24 AM

Julian,

The Settlement Date of December 31, 2013 referenced in both the Third Payment Moratorium & Settlement Agreement dated July 29, 2013 and the Subscription Agreement dated November 1, 2013, each of which was executed by Oxysure Systems, Inc. and VenCore Solutions LLC, is hereby extended to April 1, 2014.

Jim Johnson

VenCore Solutions LLC dba Vencore Capital

Phone:   (360) 852-0633

Email:  jim@ven-core.com or jim@vencorecapital.com

Corporate Offices:

4500 SW Kruse Way, Suite 170

Lake Oswego, OR 97035